Prospectus Supplement	June 28, 2021_

Putnam Mortgage Securities Fund – Prospectus dated January 30, 2021

Effective July 1, 2021, the information in the section Fund summary - Annual fund operating expenses is replaced with the following:

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.39%	0.25%	0.25%	0.89%
Class B	0.39%	1.00%	0.25%	1.64%
Class C	0.39%	1.00%	0.25%	1.64%
Class R	0.39%	0.50%	0.25%	1.14%
Class R6	0.39%	—	0.12%	0.51%
Class Y	0.39%	—	0.25%	0.64%

*Applies only to certain redemptions of shares bought with no initial sales charge.

** This charge is phased out over six years.

*** This charge is eliminated after one year.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$487	$672	$873	$1,452
Class B	$667	$817	$1,092	$1,743
Class B (no redemption)	$167	$517	$892	$1,743
Class C	$267	$517	$892	$1,743
Class C (no redemption)	$167	$517	$892	$1,743
Class R	$116	$362	$628	$1,386
Class R6	$52	$164	$285	$640
Class Y	$65	$205	$357	$798